EXHIBIT INDEX

Exhibit No.	Description

Ex-101.INS	XBRL Instance Document

Ex-101.SCH	XBRL Taxonomy Extension Schema Document

Ex-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

Ex-101.DEF	XBRL Taxonomy Extension Definition Linkbase

Ex-101.LAB	XBRL Taxonomy Extension Labels Linkbase

Ex-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document